SECURITIES EXCHANGE AND COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 18, 1997



                                 URS Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



         1-7567                                         94-1381538
(Commission File No.)                       (I.R.S. Employer Identification No.)



                        100 California Street, Suite 500,
                      San Francisco, California 94111-4529
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (415) 774-2700

This Form 8-K contains forward-looking statements that involve risks and uncertainties. The Company's actual results could differ materially from those discussed here. Factors that might cause such a difference include, but are not limited to, those discussed in the Company's Form 10-K for the fiscal year ended October 31, 1996, the Company's Form 10-Q for the second quarter ended April 30, 1997 (the "10-Q") and those incorporated by reference in the 10-Q from the Company's Form S-8 Registration Statement, as amended (File No. 33-61230), filed with the Securities and Exchange Commission.

Item 5.  Other Events

On August 18, 1997, URS Corporation ("URS") and Woodward-Clyde Group, Inc. ("Woodward-Clyde") executed an Agreement and Plan of Merger, dated as of August 18, 1997 (the "Agreement"), pursuant to which Woodward-Clyde will be merged with and into a wholly-owned subsidiary of URS (the "Merger"). The Agreement provides that Woodward-Clyde stockholders will receive $100,000,000, comprised of URS common stock valued at $65,000,000 and cash in the amount of $35,000,000, subject to adjustments in certain circumstances. As a result of the Merger, Woodward-Clyde will become a wholly-owned subsidiary of URS. The transaction remains subject to URS and Woodward-Clyde stockholder approval and other closing conditions.

Item 7.  Financial Statements and Exhibits

         (c) The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

         Exhibit Number      Exhibit

         2.1 Agreement and Plan of Merger dated as of August 18, 1997 between URS Corporation, Woodward-Clyde Group, Inc. and W-C Acquisition Corporation

         99.1                Press Release, dated August 19, 1997

                                       2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      URS CORPORATION

Dated:  August 18, 1997               By:/s/ Kent P. Ainsworth
                                         ---------------------
                                           Kent P. Ainsworth
                                           Executive Vice President
                                           Chief Financial Officer and Secretary

                                       3.

                                  EXHIBIT INDEX


Exhibit                                                              Page
Number            Description                                        Number
------            -----------                                        ------

2.1               Agreement and Plan of Merger dated as of              6
                  August 18, 1997 between URS Corporation,
                  Woodward-Clyde Group, Inc. and W-C Acquisition
                  Corporation

99.1              Press Release, dated August 19, 1997                 72

                                       4.